File Nos. 33-35156 and 811-06113

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 28, 2009

SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __
Post-Effective Amendment No. 27

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  OF 1940

Amendment No. 28
(Check appropriate box or boxes)

THE CALDWELL & ORKIN FUNDS, INC.
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (678) 533-7850

Michael B. Orkin, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541

(Name and Address of Agent for Service)

With copy to:	Reinaldo Pascual, Esq., Paul, Hastings, Janofsky & Walker LLP, 600 Peachtree Street, N.E., Suite 2400, Atlanta, GA 30308

It is proposed that this filing will become effective:

☒ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)	☐ on (date) pursuant to paragraph (a) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of Rule 485

TITLE OF SECURITIES BEING REGISTERED:  Common Stock, par value $.10 per share

The Registrant hereby registers an indefinite number of securities under Rule 24f-2 of the Investment Company Act of 1940, as amended.

MARKET OPPORTUNITY FUND

A NO-LOAD MUTUAL FUND

PROSPECTUS
August 28, 2009

Managed By:

C&O FUNDS ADVISOR, INC.
(800) 237-7073 or (678) 533-7850

5185 Peachtree Parkway, Suite 370
Norcross, Georgia  30092-6541

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES OF THE FUND	2
MONEY MARKET SECURITIES AND FIXED INCOME SECURITIES	3
PRINCIPAL RISKS OF INVESTING IN THE FUND	4
PAST PERFORMANCE	6
NOTES ON AFTER-TAX RETURN CALCULATIONS	7
FEES AND EXPENSES	7
ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVE AND STRATEGY	9
DISCLOSURE OF PORTFOLIO HOLDINGS	10
MANAGEMENT OF THE FUND	10
PORTFOLIO MANAGER	11
FINANCIAL HIGHLIGHTS	12
PURCHASE OF SHARES	13
REDEEMING YOUR SHARES	14
ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS	16
DISTRIBUTIONS AND FEDERAL TAXES	17
NET ASSET VALUE	18
ADDITIONAL INFORMATION	18
PRIVACY POLICY DISCLOSURE	19
HOW TO OBTAIN MORE INFORMATION	20

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any
state securities commission passed upon the accuracy or adequacy of this prospectus.
Any representation to the contrary is a criminal offense.

Investment Objective and Principal Investment Strategies of the Fund

Investment Objective. The Caldwell & Orkin Market Opportunity Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Principal Investment Strategies.  We use a disciplined investment process focusing on active asset allocation and stock selection to achieve our investment objective.   “Active asset allocation” refers to the way we determine the balance of different types of assets in the Fund at any given time.  “Stock selection” refers to the way we choose the stocks we buy or short.

A long position represents an ordinary purchase of a common stock.

A short position (making a short sale) is established by selling borrowed shares and attempting to buy them back at a lower price. Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.

We divide the Fund’s portfolio among three categories of assets:

•     Long Common Stock Positions
•     Short Common Stock Positions
•     Money Market/Fixed Income Securities

Active asset allocation involves shifting the mix of the Fund’s assets between these categories.  It is used to manage our exposure to perceived market risk and to improve returns.

Our net exposure to the market is the percentage of our portfolio in long positions minus the percentage in short positions.  We are net long when the percentage of long positions is higher, and net short when the percentage of short positions is higher.

To help us assess how to allocate our assets, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds.  Among the most important of these factors are Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market.  When these and other factors lead us to believe that the market is moving in an upward trend (prices for stocks are generally rising), we are “bullish” about the market and generally try to increase the percentage of long positions in our portfolio and/or be net long.  Conversely, when our research leads us to believe the market is moving in the opposite direction, we are “bearish” about the market and generally try to reduce our net long exposure and/or be net short.

Stock Selection

We typically invest between 50% and 100% of our net assets in U.S. common stocks. Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic and market analysis.  Our investments include both long positions and short positions and may be made in companies of any size.  We take long positions in companies when we believe that their share prices will rise, and we take short positions in companies when we believe that their share prices will fall.

The Fund’s total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund’s portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations.  The Fund may hold up to 60% of its net assets in short positions at any time.

Bottom-up company-specific analysis leads us to buy or short a company’s stock based on that company’s prospects and without regard to external variables that don’t directly impact the company’s fundamentals.

Top-down economic and market analysis leads us to buy or short certain companies, markets or sectors of the market based on the economic variables and market trends we identify.

Long Positions.   This portion of our portfolio includes all of the common stocks we have purchased.  We use long positions to grow our assets by choosing stocks we believe will increase in price.  We are “bullish” and typically try to increase the percentage of our assets invested in long positions when we find attractive investments and/or when we believe that the outlook is positive and the stock market will rise.  When we want to be long the market as a whole, or long a particular market sector, we may purchase one or more exchange-traded funds (“ETFs”) that track a stock market index or a particular sector of the market.

How do we pick our long positions?   We select our individual long stock positions by identifying companies which we believe are experiencing positive changes that will lead to a rise in their stock prices.  Factors considered may include:
•	Acceleration of earnings and/or profits
•	Positive changes in management personnel or structure
•	New product developments
•	Positive changes in variables that indicate strengthening in a company’s industry

Short Positions.   This portion of our portfolio includes stocks we have borrowed and sold short.  If the price of a stock sold short decreases before we close the position, we make money.  If it increases, we lose money.  We use short positions to:
•	Manage or hedge our exposure to perceived market risk on the long side
•	Preserve capital and potentially profit during a falling stock market
•	Make money when we think a particular stock’s price will decline

We are “bearish” and typically try to increase the percentage of our assets invested in short positions when we find attractive short candidates and/or when we believe that the outlook for the stock market is negative and that the market will experience declines.   When we want to short the market as a whole, or short a particular market sector, rather than individual stocks, we may sell short one or more ETFs that track a stock market index or a particular sector of the market.

How do we pick short positions?   We select our individual short positions by identifying companies which we believe are experiencing negative changes that will cause their stock prices to fall.  We evaluate factors similar to those evaluated for our long positions.  These factors may include:

•	Deceleration of earnings, profits or acceleration of losses
•	Negative changes in management personnel or structure or failure to address management problems
•	New product developments by a company’s competitors
•	Negative changes in variables that indicate weakening in a company’s industry

How Often Do We Trade Our Positions?  Our disciplined investment philosophy and active management style typically leads to higher-than-average portfolio turnover.  Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position’s upside potential.  We also may buy and sell ETFs in an effort to take advantage of, or hedge against, anticipated market movements.  High turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders, as described under “Principal Risk Factors” below.  Higher turnover may also result in higher brokerage costs for the Fund.  The Fund’s portfolio turnover rate was 879%, 712% and 529% for the fiscal years ended April 30, 2009, 2008, and 2007, respectively.  The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate.

Money Market Securities and Fixed Income Securities

We typically invest between 0% and 50% of our net assets in money market securities and fixed income securities.  This portion of our portfolio includes cash equivalents (i.e., money market funds or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash equivalents more than bonds.  The corporate bonds we purchase may have any maturity and be of any rating or quality, as long as the Manager believes it is consistent with the Fund’s investment objective.

Principal Risks of Investing in the Fund

An investment in the Fund carries risk, and you may lose money on your investment.  We cannot predict the Fund’s future performance, but we expect our investment strategy will cause our performance to vary from that of the S&P 500 Total Return Index (the “S&P 500”).  When we use short positions, money market securities and/or fixed income securities, our returns may be different from the stock market and may prevent the Fund from participating in market advances.  Keeping these factors in mind, the Fund should be viewed as a long-term investment vehicle to balance your total investment program risks, and should not be used to meet short-term needs.  The principal risks of investing in the Fund are:

•
Market risk - Stock prices are volatile.  In a declining stock market, stock prices for all companies may decline, regardless of any one particular company’s own unique prospects.  During a recession or a bear market, all stock mutual funds that are correlated with the markets will likely lose money, and this is particularly true of ETFs and similar investments.  Investors should note, however, that the Fund’s use of short sales may cause the Fund to fluctuate independently of stock market indices such as the S&P 500.

•
Short sale risk - As described previously, a short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future.  The Fund maintains a separate brokerage account for its short positions.  Borrowed shares must be repaid (i.e., short positions must be “covered”) whether or not the stock price declines.  In a rising market, the Fund may lose value on its short sales.   When the price of any particular stock that the Fund has sold short rises above the price at which the borrowed stock was sold, the Fund’s market value decreases.  In addition, if the Fund’s short account falls below the 150% asset coverage required by SEC rules or if the broker from whom a stock was borrowed for a position requires that stock be repaid, then the Fund could be forced to cover short positions earlier than the Fund otherwise would.

•
Business risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.  For instance, some technology industry companies rely heavily on one type of technology.  If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable.  However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

•
Small company risk - Stocks of smaller companies may have more risks than those of larger companies.  In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than do larger companies.  Due to these and other factors, small companies may have volatile stock prices that are more susceptible to market downturns.

•
Market valuation risk - Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques.  Since these companies’ stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

•
Political risk - Regulation or deregulation of a particular industry can have a material impact on the value of companies within the affected industry.  For example, during the past several years, the electric and gas utility sectors of the economy have been moving towards deregulation and open price competition.  In this new environment, some companies will make a successful transition and prosper under deregulation, while other companies may not.

•
Equity securities interest rate risk - Increases in interest rates may lower the present value of a company’s future earnings stream.  Since the market price of a stock changes continuously based upon investors’ collective perceptions of a variety of factors, including future earnings, stock prices may decline when investors anticipate or experience rising interest rates.  Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline.

•
Fixed income securities interest rate risk - The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. In general, the longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities.

•
Credit risk - Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due.  These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or Standard & Poor’s, may cause the price of an issuer’s bond to decline and may affect liquidity for the security.  Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings.  Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

•
Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the Investment Company Act and subject to such investments being consistent with the overall objective and policies of the Fund.  To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

•
Investments in ETFs - To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value.  To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.  When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF, and ETF investments are subject to the limitations described under "Investments in other investment companies."

•
Portfolio turnover risk - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws.  The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 879%, 712% and 529% for the fiscal years ended April 30, 2009, 2008, and 2007, respectively) and could generate potentially large amounts of net realized capital gains in a given year.  As a result, it is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund’s net performance.  Higher turnover may also result in higher brokerage costs for the Fund.

Past Performance

The bar chart and performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  We expect the Fund’s performance to vary significantly from the major stock indices, especially over shorter periods of time.  As with all mutual funds, past performance (both before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

Annual Total Returns for Years Ended December 31*

Best Quarter (in the last ten years)	Worst Quarter (in the last ten years):
Third Quarter 2007, up 15.69%	Third Quarter 2008, down -6.24%

Average Annual Total Returns
(for years ended December 31, 2008)

	1 Year	5 Years	10 Years
Return Before Taxes	-4.66%	6.14%	4.25%

Return After Taxes on Distributions	-6.19%	5.33%	2.80%

Return After Taxes on Distributions and Sale of Fund Shares	-2.82%	4.85%	2.78%

S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes) **	-37.00%	-2.19%	-1.38%

*	The Fund’s calendar year-to-date return as of June 30, 2009 is 3.69%

**
The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends.

Notes on After-Tax Return Calculations

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

In certain cases the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. We based the expense information on expenses from the last fiscal year for the Fund.  Actual expenses may be different from those shown.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed)		2.00%[1]

Annual Fund Operating Expenses (expenses that are deducted from assets)
Management fees		0.83%[2]
Distribution (12b-1) expenses		None
Other expenses		1.06%
Administrative expenses	0.27%
Interest expense	0.24%
Dividend Expense on Short Sales of Securities	0.55%[3]
Acquired Fund Fees and Expenses		0.11%[4]

Total Annual Fund Operating Expenses		2.00%[5]

1The redemption fee is charged upon any redemption of Fund shares occurring within a six-month period following the issuance of such shares.  For complete information about the redemption fee, see “Redeeming Your Shares.”

2The Fund’s Management Agreement, as amended, provides for compensation to the Manager at the annual rates of 0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% of average daily net assets in excess of $500 million.

3SEC Regulation S-X Rule 6-03(g) requires cash dividends declared on stocks in which the Fund has a short position as of the record date to be recognized as an expense on the ex-dividend date.

4“Acquired Fund Fees and Expenses” are fees and expenses incurred indirectly by the Fund as a result of its investments in shares of one or more “acquired funds” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

5 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table for the Fund which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s fees and expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$203	$627	$1,078	$2,327

The Fund is a no-load fund, so you do not pay any sales charge or commission when you buy or sell shares.  If you buy or sell shares through a broker, however, you may be charged a fee by that broker.  The Fund does not have a 12b-1 Plan.

Additional Information on the Fund’s Investment Objective and Strategy

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation.  Current income is only an incidental consideration.  The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

The Fund uses the principal investment strategy detailed on page two to achieve its investment objective.  As explained above, the Fund’s strategy includes active asset allocation and stock selection (including long and short common stock positions).  Asset allocation determinations are primarily based on our perception of risk in the marketplace.  To help us assess risk, we examine a number of factors that we believe exercise the most influence on the price of stocks and bonds.  We have incorporated several of these factors into a Multifactor Decision Making Process model.  We use the model, along with other research, when making our investment decisions.  We make the determination whether, and to what degree, to be “bullish” or “bearish” on the market at any given time based on our research.

Although we weigh the factors differently, we consider Monetary / Economic Liquidity and Inflation, which help us to determine trends in the market, to be the most important.  The factors used in the Multifactor Decision Making Process model are described below:

•
Monetary / Economic Liquidity - This factor considers the relationship between liquidity or money supply and economic growth in the current market environment.  It influences us to be bullish when money supply increases faster than economic growth because excess economic liquidity flows into stocks and bonds.  It influences us to be bearish when the economy grows faster than money supply, as money is withdrawn from financial assets to purchase plant, equipment and other products.

•
Inflation - This factor measures changes in the cost of living.  It influences us to be bullish for stocks when inflation is falling, yet remains positive.  It influences us to be bearish when inflation is increasing, or if it indicates we are experiencing deflation (negative inflation).

•
Momentum / Breadth - This factor gauges the action (trend, speed and breadth) of general stock price movements.  It influences us to be bullish when it indicates that the markets are moving in a gradual uptrend (price momentum) with most stocks moving up (broad breadth).  It influences us to be bearish when the opposite occurs.

•
Valuation - This factor assesses the various measures used to determine whether stocks are cheap or expensive based on historic norms.  It influences us to be bullish when it reflects that stocks are relatively inexpensive based on historic norms and influences us to be bearish when it reflects that they are expensive relative to historical norms.

•
Supply / Demand - This factor measures the relationship between stock supply and demand in the market.  Supply increases with initial public and secondary offerings, and decreases with stock buy backs and insider purchases.  This factor influences us to be bullish when it indicates that there is a low supply of stock and high demand.  It influences us to be bearish when the reverse is true.

•
Sentiment - This factor assesses surveys taken to determine if investors are feeling positive or negative about the outlook for stocks and bonds.  This factor runs contrary to conventional wisdom, influencing us to be bullish when too many investors are pessimistic and bearish when too many investors are optimistic.

•	Global Currents - This factor uses all of the factors described above and applies them to foreign markets in assessing their bullish or bearish impact on domestic financial markets.

Short Position Proceeds. Every time we establish a short position in a stock, we borrow that stock from our brokers and sell it in the market, receiving cash for the sales price.  We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the stock and/or our custodian.  By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions.  Additionally, we are responsible for paying interest on borrowed stock to our brokers and dividends on any stock sold short (if there are any) to the lender of that stock.  These payments are made from the Fund’s cash position.

Investments in Futures and Options.  The Fund may invest in futures and options on securities and indices, and use such securities to hedge risk. These investment techniques are subject to certain limitations and restrictions and involve additional risks which are described in more detail in the Statement of Additional Information.

Temporary Positions. The Fund may, from time to time, take temporary positions that are outside the scope of the Fund’s principal investment strategies in an attempt to respond to unusual market, economic, political or other conditions. When the Fund takes a temporary position, the Fund may not be able to achieve its investment objective.

Portfolio Turnover. Our disciplined investment style and use of certain risk control strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover. Portfolio turnover results from buying and selling securities and involves expense to the Fund in the form of brokerage commissions and other transaction costs. These costs reduce the Fund’s performance by the amount of the expense. The Manager believes that the opportunity cost of not implementing these risk control strategies would be higher than the cost of implementing them. Generally, we take profits (or limit losses) by either paring back a position or exiting a position in full when we see a significant catalyst that challenges a position’s upside potential. The Fund’s portfolio turnover rate was 879%, 712% and 529% for the fiscal years ended April 30, 2009, 2008, and 2007, respectively. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change appropriate. High portfolio turnover may have an unfavorable impact on the amount of taxable distributions paid to shareholders. For a discussion of certain tax information about the Fund, see “Federal Taxes” below. Higher turnover may also result in higher brokerage costs for the Fund.

Disclosure of Portfolio Holdings

The Fund’s Statement of Additional Information contains a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings. A link to information on the Fund’s portfolio holdings (the “Portfolio Information”) is available on the homepage of the Fund’s website at http://www.caldwellorkin.com. The Portfolio Information posted on the Fund’s website includes: (i) the Fund’s complete portfolio holdings made available semi-annually through the Fund’s Semi-Annual and Annual Reports (the “Regulatory Reports”); and (ii) a monthly publication that generally lists the Fund’s top 10 long holdings, top 10 long industries and top 10 short industries (each with percentages), and a list of all long portfolio holdings (without percentages) as of the end of the prior month made available within 3-10 business days after the end of each month. The Portfolio Information will remain on the website until more current information is available on updated Regulatory Reports and the Fund’s Form N-Q.

Management of the Fund

C&O Funds Advisor, Inc. (the “Manager”) manages the Fund’s investment portfolio on a daily basis, subject to review by the Fund’s Board of Directors. The Manager was formed in 1986 and is a wholly-owned subsidiary of Caldwell & Orkin, Inc. (“C&O, Inc.”). C&O, Inc., formed in 1982, presently provides investment advisory services to corporations, individual investors, and other institutions, and as of July 31, 2009, had funds under management (including the Market Opportunity Fund) of approximately $474 million. The Manager is an independent investment counsel firm with its offices located at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541. For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Asset Level
.90%	$0 - $100,000,000
.80%	$100,000,001-$200,000,000
.70%	$200,000,001-$300,000,000
.60%	$300,000,001-$500,000,000
.50%	over $500,000,001

As a percentage of assets, the Fund paid the Manager an aggregate fee of 0.83% for the fiscal year ended April 30, 2009. The Fund’s Semi-Annual Report for the period ended October 31, 2008, contains a discussion regarding the basis for the Fund’s Board of Directors approving the investment advisory agreement between the Manager and the Fund.

Portfolio Manager

Michael B. Orkin is the Fund’s Portfolio Manager. He has been primarily responsible for the day-to-day management of the Fund’s portfolio since August 24, 1992. Mr. Orkin is President of the Manager and Chief Executive Officer and sole owner of C&O, Inc. Prior to his current position, he was an analyst with Pacific Equity Management, Oppenheimer Capital Corporation and Ned Davis Research, Inc. He graduated from Vanderbilt University with a B.S. in Economics and earned an MBA in Finance from the University of Chicago Graduate School of Business. Mr. Orkin is a Chartered Financial Analyst.

The Fund’s Statement of Additional Information contains more detailed information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders. You may obtain a copy of the Annual Report, without charge, by calling the Fund at (800) 237-7073.

Selected Per Share Data
For a capital share outstanding throughout each year
	Years Ended April 30,
	2009	2008	2007	2006	2005

Net asset value, beginning of year	$21.40	$18.68	$16.69	$17.35	$17.38

Income (loss) from investment operations
Net investment income	0.01	0.20	0.53	0.28	0.01
Net realized and unrealized gain (loss) on investments	0.94	3.15	1.99	(0.76)	(0.04)

Total from investment operations	0.95	3.35	2.52	(0.48)	(0.03)

Less distributions
From net investment income	(0.12)	(0.37)	(0.53)	(0.19)	0.00
From net realized gain on investments	(1.02)	(0.30)	0.00	0.00	0.00
Total distributions	(1.14)	(0.67)	(0.53)	(0.19)	0.00
Redemption fee proceeds	0.03	0.04	0.00 *	0.01	0.00 *

Net asset value, end of year	$21.24	$21.40	$18.68	$16.69	$17.35

Total Return	4.73%	17.92%	15.31%	-2.74%	-0.17%

Ratios and Supplemental Data:
Net assets, end of year (in 000's)	$302,930	$228,454	$135,337	$153,127	$207,256

Ratios to average net assets:
Management fees	0.83%	0.84%	0.87%	0.86%	0.83%
Administrative expenses	0.27%	0.24%	0.35%	0.22%	0.21%
Expenses before dividends on securities sold short	1.10%	1.08%	1.22%	1.08%	1.04%
Interest expense	0.24%	0.18%	0.09%	0.00%	0.00%
Expenses from dividends sold short	0.55%	1.02%	0.37%	0.97%	0.75%
Total expenses **	1.89%	2.28%	1.68%	2.05%	1.79%

Net investment income (loss)	(0.11)%	1.23%	2.64%	1.52%	0.08%
Portfolio turnover	879%	712%	529%	459%	414%

*	Amount is less than $0.01.
**	The ratio of expense to average net assets and net investment income to average net assets do not reflect the expenses of other investment companies.

Purchase of Shares

The Fund sells its shares without any sales load. You may purchase shares of the Fund directly from the Fund as a direct shareholder (Direct Shareholder), or through an Omnibus account of a broker-dealer as an indirect shareholder (Indirect Shareholder). Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments

Regular Account	$25,000	$100

Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$10,000	$100

Notwithstanding the foregoing:

•
Shareholders that opened accounts on or before June 10, 1998 and their spouses and children may open a Regular Account with a minimum initial investment of $10,000 or an IRA account, UGMA account or other tax deferred retirement account with a minimum initial investment of $2,000.

•
Employees of Caldwell & Orkin, Inc. and their spouses and children, members of the Fund’s Board of Directors and their spouses and children, and clients of Caldwell & Orkin, Inc. may open new accounts directly with the Fund with no minimum initial investment requirement.

•	Caldwell & Orkin, Inc. may invest its clients’ assets in the Fund through Omnibus accounts.

•	We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.

How to Purchase Shares. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below. Your check should be made payable to the “Caldwell & Orkin Market Opportunity Fund.” Cash, third-party checks and traveler’s checks generally are not accepted. Eligible purchases must meet applicable minimum investment requirements. All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank. All purchases of Fund shares will be made at the next calculated net asset value (“NAV”) after a completed order is received.

Regular Mail: Caldwell & Orkin Market Opportunity Fund c/o JPMorgan P.O. Box 5354 Cincinnati, OH 45201-5354	Overnight Delivery: Caldwell & Orkin Market Opportunity Fund c/o JPMorgan 303 Broadway, Suite 1100 Cincinnati, OH 45202 (800) 467-7903

You may also wire an investment to the Fund after contacting Shareholder Services at (800) 467-7903 for wire instructions. If your wire investment is for a new account, you must provide a completed, signed account application by mail or facsimile. You may call Shareholder Services for the Transfer Agent’s facsimile telephone number. Your investment will be made at the net asset value or NAV next determined after your wire is received together with the account information indicated above. If the Fund does not receive timely and complete account information prior to the close of the regular session of trading on the New York Stock Exchange, or NYSE, generally 4:00 pm Eastern Time, there may be a delay in the investment of your money. Please note that your bank may charge a fee for wiring services, and that the Fund is not responsible for delays in the wiring system.

Important Information about Procedures for Opening a New Account. Under the U.S.A. Patriot Act of 2001, we are required to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security or other tax identification number, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. We will not consider your account application to be “completed” and we will not invest your money in the Fund or open your new account until we receive this required information. In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you. If we close your account because we cannot verify your identity, we will value the account at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed. In that case, redemption fees will be waived and your redemption proceeds may be worth more or less than your original investment.

Purchases through Third Parties / Broker-Dealers. You may make new and additional Fund purchases through Omnibus accounts of a Financial Industry Regulatory Authority (“FINRA”)-registered broker-dealer as an Indirect Shareholder. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares through a broker, orders are deemed to have been received by the Fund when the order is received in good order by the broker, and are executed at the next determined NAV after such receipt by the broker or the broker’s authorized designee. The Manager also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customer’s assets in the Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to financial intermediaries that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support.

Automatic Investment Plan. We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment. Debits must be made from your bank account in amounts of $100 or more, and may be made between the 1st and the 25th of the month. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day. You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Automatic Investment Plan form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

Redeeming Your Shares

We will buy back (redeem) your shares at the next determined NAV on the day we receive a valid request for redemption. In order to discourage market timing and short-term trading, and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than six months. The redemption fee will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager. If the shares being redeemed were purchased on different days, the shares held the longest will be redeemed first in determining whether the redemption fee applies.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans. The fee will apply to shares held through financial intermediaries (such as broker-dealer Omnibus accounts), IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares. Note that your intermediary may charge additional or different fees for redeeming shares not described in this Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading and market timing.

You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

Caldwell & Orkin Market Opportunity Fund
c/o JPMorgan
P.O. Box 5354
Cincinnati, OH 45201-5354

A “Medallion” signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call us to ensure that your signature guarantee will be processed correctly.

A check for the redemption proceeds will be sent to you at the address of record.  If you request that the proceeds from the redemption be mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $50,000 or more from your account, please note that an original “Medallion” signature guarantee is required for all signatures on the request.

In lieu of a check, you also may request that the redemption proceeds be wired to your bank account, provided that wiring instructions have been previously provided to the Transfer Agent.  If wire instructions have not been previously provided, please include them in your written request, and obtain a “Medallion” signature guarantee.  Please note that a fee for the wiring service will be deducted from your redemption proceeds.

You may also redeem your shares by telephone for amounts up to $200,000 if you have established telephone redemption privileges for your account (see Regular Account Application or Telephone Redemption Privilege Election form). To redeem shares, please call the Transfer Agent at (800) 467-7903 before 4:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business. Telephone redemption proceeds may be wired only if wiring instructions have been provided on your initial Regular Account Application, on a Telephone Redemption Privilege Election form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time. Again, a fee for the wiring service will be deducted from your redemption proceeds.

A “Medallion” signature guarantee is also required by the Fund for all IRA transfers.

You may add or change wire instructions for your account by sending a written request, “Medallion” signature guaranteed, to the address above.

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number. The Transfer Agent’s records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to employ this and other established procedures, the Transfer Agent may be liable. Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record.

If you invested in the Fund through a broker-dealer other than the Fund’s Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic

Withdrawal Plan, Regular (taxable) account holders must have at least $50,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction. IRA and other retirement plan account holders must have at least $2,000 in their account, and are not subject to a minimum withdrawal amount per transaction. Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually, may be made between the 1st and the 25th of the month. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day. Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account. Please note that involuntary sales of Fund shares may result in taxable investment gains and / or investment losses. Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last six months. See “Redeeming Your Shares” above. You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form. All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

Additional Information about Purchases and Redemptions

Small Accounts. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, we reserve the right to liquidate your account if, as a result of redemptions or transfers (but not as a result of required IRA distributions or market depreciation), your account’s balance falls below the minimum investment that was required when your account was opened. With certain exceptions, the minimum investment requirements for accounts opened on or prior to June 10, 1998 were $10,000 for Regular Accounts and $2,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened June 10, 1998 through August 29, 2005, the minimum investment requirements were generally $100,000 for Regular Accounts and $25,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. For accounts opened on or after August 29, 2005, the minimum investment requirements are generally $25,000 for Regular Accounts and $10,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. We will notify you if your account falls below the required minimum. If your account is not increased to the required level after a sixty (60) day cure period then we may, in our discretion, liquidate the account.

Telephone Purchases by Securities Firms. Brokerage firms that are FINRA members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund’s Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. We may modify or terminate these telephone privileges at any time.

Responsibility for Fraud. Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting business on the account is authorized to do so. Please keep your account information private, and review your account statements immediately upon receipt. Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been any unauthorized activity in your account.

Disruptive Trading and Market Timing. The Fund does not permit market timing; rather, the Fund is intended for long-term investors. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include the following:

•
an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading. Under the market timing policies and procedures, we may monitor trading activity by shareholders and take steps to prevent disruptive trading. In general, we consider frequent roundtrip transactions in an account to constitute disruptive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 60 days. While there is no specific limit on roundtrip transactions, we reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where we determine that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 60-day period.

In determining the frequency of roundtrip transactions, we will not include purchases pursuant to dollar cost averaging or other similar programs, and we will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. We will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that we suspect as disruptive trading.

We may also take action if we determine that a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In this regard, we impose a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than six months as described in “Redeeming Your Shares”. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

In compliance with Rule 22c-2 of the Investment Company Act, the Fund’s distributor, IFS Fund Distributors, Inc. (the “Distributor”), on behalf of the Fund, will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing and disruptive trading policies. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all disruptive trading.

Miscellaneous. We reserve the right to:

•	terminate or modify any of the procedures for purchasing or redeeming shares at any time;
•	refuse to accept or determine to accept any request to purchase shares of the Fund for any reason;
•
delay sending the proceeds pursuant to any redemption request involving recently purchased shares until the check clears, which may take up to fifteen (15) days. If you need money sooner, you should purchase shares by bank wire, cashier’s check or certified check (see “Purchase of Shares”).

•	delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request); or
•	in its sole discretion, process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as “redemption in kind”).
•	require a “Medallion” signature guarantee for any redemption transactions made within 30 days of a change in the account name, address or banking instructions.

Distributions and Federal Taxes

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Dividends paid by the Fund from its ordinary income (excluding qualifying dividend income) and distributions of the Fund’ net realized short-term capital gains are taxable to non-tax-exempt investors as ordinary income. Additionally, any capital gains or losses derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained.

Distributions made from the Fund’s net realized long-term capital gains are taxable to shareholders as long-term capital gains regardless of how long the shareholder has owned Fund shares. Dividends paid from the Fund’s income attributable to qualifying dividends are taxable to shareholders at the same Federal income tax rate as long-term capital gains. The Fund will provide its shareholders with a written notice as to the amounts of any qualifying dividends or capital gains distributions no later than 60 days after the close of the calendar year. If you redeem your Fund shares, you will have a short- or long-term capital gain or loss depending upon the amount of time you owned the shares.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup-withholding rate is 28%.

Shareholders are urged to consult their tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the applicability of state, local, and foreign tax laws and possible future changes in federal tax laws. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

Net Asset Value

The NAV of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the New York Stock Exchange is open for trading. The NAV will also be determined once daily on each day in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected. The current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.

The price of each holding in the Fund’s portfolio is based on its closing price. However, if a holding did not trade that day, the last bid price is used for a value instead. The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price. Valuations of fixed income securities are supplied by independent pricing services approved by the Fund’s Board of Directors. Money market securities with a remaining maturity of sixty (60) days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was sixty (60) days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity for the date of purchase exceeded sixty (60) days, unless the Board of Directors determines that such valuation does not represent fair value.

Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Fund’s Board of Directors, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; (iv) or in other situations deemed necessary by the Fund’s Board of Directors.

Additional Information

Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Fund’s Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year.

After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions. On a semi-annual basis, the Manager will send investors a report which will include a letter regarding the Fund’s results, a performance summary, security positions in the Fund and financial statements.

Inquiries regarding a Direct Shareholder’s investment account may be made to the Fund’s Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund’s Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

THIS IS A PRIVACY STATEMENT AND NOT PART OF THE PROSPECTUS

Privacy Policy Disclosure

We appreciate your decision to invest in the Fund, and we want you to know that your privacy is of utmost importance to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

•
We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from applications, other forms or correspondence that we receive from you, and from personal conversations.

•	We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose all of the nonpublic personal information we collect, as described above, to the Fund’s service providers, including the Fund’s Distributor, Transfer Agent and Custodian. We do not disclose any nonpublic information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

How to Obtain More Information

The Statement of Additional Information (“SAI”) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this Prospectus. This means that the SAI is legally a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

If you would like to make an inquiry or obtain additional information about the Fund or request a free copy of the Fund’s SAI, Annual or Semi-Annual Reports, please call us toll free at (800) 237-7073, visit our website at http://www.caldwellorkin.com, or write us at The Caldwell & Orkin Market Opportunity Fund, 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

Reports and other information about the Fund are available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

SEC File Number:  811-06113

BOARD OF DIRECTORS
Frederick T. Blumer, Chairman
Michael B. Orkin, President
David L. Eager
James L. Underwood

MANAGER
C&O Funds Advisor, Inc.
5185 Peachtree Parkway
Suite 370
Norcross, GA  30092-6541

TRANSFER AGENT
JPMorgan
303 Broadway
Suite 900
Cincinnati, OH  45202

DISTRIBUTOR
IFS Fund Distributors, Inc.
303 Broadway
Suite 1100
Cincinnati, OH  45202

CUSTODIAN
J. P. Morgan Chase Bank, N.A.
1111 Polaris Parkway
Suite 3J
Columbus, OH  43240

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA  19103-3638

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker LLP
600 Peachtree Street, N.E
Suite 2400
Atlanta, GA  30308

INDEPENDENT DIRECTOR COUNSEL
Arnall Golden Gregory LLP
171 17th Street, NW
Suite 2100
Atlanta, GA  30363

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2009

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
OF
THE CALDWELL & ORKIN FUNDS, INC.

5185 Peachtree Parkway
Suite 370
Norcross, Georgia 30092-6541

Telephone No. (678) 533-7850
(800) 237-7073

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is a portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end diversified management investment company.  The Fund's objective is to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation.

This Statement of Additional Information of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated August 28, 2009 (the “Prospectus”), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing Caldwell & Orkin at the above telephone number or address.  This Statement of Additional Information has been incorporated by reference into the Prospectus.

This Statement of Additional Information incorporates by reference information from the Fund's Annual Report to shareholders for the fiscal year ended April 30, 2009.  The Annual Report also accompanies this Statement of Additional Information.  Additional copies are available, without charge, by contacting the Fund at (800) 237-7073.

C & O FUNDS ADVISOR, INC. - MANAGER

THE FUND

The Fund is the only series of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989.  Prior to June, 1992, Caldwell & Orkin's name was The OTC Select-100 Fund, Inc. and consisted of only one portfolio (The “OTC Select-100 Fund”).  The shareholders of The OTC Select-100 Fund subsequently approved changing the corporate name from The OTC Select-100 Fund, Inc. to The Caldwell & Orkin Funds, Inc. and to amend the investment objective and policies of The OTC Select-100 Fund.  As a result of such amendment, The OTC Select-100 Fund was renamed and its assets and objectives were those of the Caldwell & Orkin Aggressive Growth Fund.  In August 1996, the Board of Directors of Caldwell & Orkin approved changing the name of the Aggressive Growth Fund to the Caldwell & Orkin Market Opportunity Fund.

Caldwell & Orkin's address is:  5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541, and its telephone number is (678) 533-7850 or (800) 237-7073.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to “Investment Objective and Principal Investment Strategies of the Fund” in the Prospectus for a discussion of the investment objectives and policies of the Fund.  Set forth below is certain further information relating to the Fund generally.

INVESTMENTS IN SMALL COMPANIES.  Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies.  Smaller growth companies may offer greater potential for capital appreciation than larger companies.  Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

On the other hand, the smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market.  For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions.  In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

INVESTMENT IN FIXED INCOME SECURITIES. At most times, the Fund's assets will be invested primarily in equity securities. However, money market instruments, U.S. Government securities and obligations, preferred stocks or certificates of deposit of commercial banks, and other fixed income securities may be held when the Manager believes that a portfolio of fixed income securities will outperform the stock market or in order for the Fund to receive a greater return on its idle cash, or when a defensive position is warranted.

While the Fund invests in cash or fixed income securities and/or maintains a defensive position, investment income will increase and may constitute a larger portion of the return. The Fund probably will not participate in market advances or declines to the extent that it would if it was fully invested. The Fund's fixed income investments may consist of corporate bonds and notes and U.S. government obligations. The Fund may invest in fixed income securities of any rating or quality, at the Manager’s sole discretion; provided, however, that the Fund will generally limit its investments in fixed income investments with ratings or quality below investment grade to 10% or less of the Fund’s portfolio.  For a discussion of the credit ratings of Standard & Poor's Corporation (“Standard & Poor’s”) and Moody's Investors Service, Inc. (“Moody’s”), see Appendix A to the Statement of Additional Information. Cash equivalent securities in which the Fund may invest include U.S. government obligations, U.S. government agency securities, commercial paper, bankers' acceptances, certificates of deposit, time deposits and other money market instruments (including, without limitation, money market funds). The Fund will only invest in commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's. For a discussion of these ratings, see Appendix A to Statement of Additional Information.

The Fund's investments in fixed income securities will generally be subject to the following risks:

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant affect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Credit Risk. Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a transaction involving one or more bonds will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. The Fund may be subject to credit risk to the extent that they invest in debt securities which involve a promise by a third party to honor an obligation with respect to the debt security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Maturity Risk. Maturity risk is another factor that can affect the value of a particular bond or fixed income security. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

INVESTMENTS IN SHORT SALES OF SECURITIES.  The Fund may seek to hedge investments or realize additional gains through short sales.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is then obliged to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such sale, the total market value of all securities sold short would exceed 60% of the Fund's net assets.  The Fund similarly will limit its short sales of securities of any single issuer if the market value of the securities that have been sold short by the Fund would exceed three percent (3%) of the value of the Fund's net assets or if such securities would constitute more than three percent (3%) of any class of the issuer's securities; provided, however, that this limitation shall not apply to any short sale by the Fund of exchange-traded funds (“ETFs”) or stock baskets.

On the Fund's internal books or in a segregated account at the Fund's Custodian (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions.  In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

The Fund may only engage in short sale transactions in securities listed on one or more national securities exchanges or quoted in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System.

INVESTMENTS IN FOREIGN SECURITIES.   The Manager may invest up to 25% of the Fund's assets in equity securities that are issued by foreign issuers and are traded in the United States and in American Depository Receipt of foreign companies.  By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries.  The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification.  Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends.

Generally, investments in securities of foreign companies, except Canadian companies, involve greater risks than are present in domestic investments.  Canadian securities are not considered by the Manager to have the same risks as other nations' securities because Canadian and U.S. companies are generally subject to similar auditing and accounting procedures and similar governmental supervision and regulation.  Also, Canadian securities are normally more liquid than other non-U.S. securities.  Compared to U.S. and Canadian companies, there is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.

In addition, investing in foreign securities also involves the following considerations comprising both risks and opportunities not typically associated with investing in U.S. securities:  fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.  Furthermore, the U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities.  The Fund may experience a loss or delay in the recovery of securities if the institution with which it has engaged in a portfolio loan transaction breaches the agreement with the Fund.  Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund.  Such loans will not be for more than 30 days and will be terminable at any time.  The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions.  The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans.  With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.  If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds.  The Fund does not presently intend to lend its portfolio securities during the coming year.

REPURCHASE AGREEMENTS.  The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less).  The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.  The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.  Repurchase agreements maturing in more than seven days are considered by the Fund to be illiquid.

INVESTMENTS IN EXCHANGE-TRADED FUNDS. As noted in the Prospectus, the Fund may invest in exchange-traded funds ("ETFs").   To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value.  To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value.  When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF.

There can be no assurance that each of the underlying ETFs in which the Fund may invest will grow to or maintain an economically viable size, in which case the ETF may be liquidated.  In addition, to the extent that the ETFs in which the Fund may invest are granted licenses to use their respective underlying indices, the ETFs may be liquidated if such license agreements are terminated.  In the event that an ETF in which the Fund invests is liquidated, there can be no assurance that shares of a comparable ETF would be available for investment by the Fund at that time.

INVESTMENTS IN OTHER INVESTMENT COMPANIES.  The Fund may invest in shares of other management investment companies, including, but not limited to, money market funds and ETFs, subject to the limitations and requirements of the Investment Company Act and subject to such investments being consistent with the overall objective and policies of the Fund.  To the extent that the Fund invests in securities of other investment companies, shareholders in the Fund may be subject to duplicative advisory and administrative fees.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under "Investment Restrictions" below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movements, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in the commodities markets generally.

INVESTMENTS IN OPTIONS AND FUTURES.  The following paragraphs pertain to futures and options: Regulatory Matters, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Liquidity of Options and Futures Contracts, OTC Options, Purchasing Put and Call Options, Writing Put and Call Options, Risks of Futures and Options, Risks of Options on Stock Indexes and Stock Index Futures Characteristics.

Regulatory Matters.  The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act.  The Fund has filed a claim of exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”) so that the Fund will not be subject to regulation or registration as a commodity pool operator under the CEA.

Combined Positions.  Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.  Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Futures Contracts.  In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. If the fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset exposure to the underlying instrument’s positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments.  The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (“FCM”), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments would not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. If the Fund invests in futures, the Fund would be required to segregate liquid assets equivalent to the Fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Liquidity of Options and Futures Contracts.  There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its options or futures positions could also be impaired.

OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Purchasing Put and Call Options.  By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.  The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Risks of Futures and Options.  The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment adviser in managing the Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment adviser is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used.  It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets.  In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its yield.  The Fund may purchase and write both over-the-counter and exchange traded options.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.

Stock Index Futures Characteristics.  Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract.  Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian to collateralize the position.  At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY.  The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes.  Borrowing involves the creation of a liability that requires the Fund to pay interest.  The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

MONITORING TOTAL INVESTED POSITION.  The Fund expects its total invested position (fixed income plus long positions plus the absolute value of its short positions) to be below 100% under normal circumstances.  However, from time to time, the Fund’s total invested position may exceed 100% for temporary periods due to timing of Fund purchases and sales, appreciation or depreciation in the Fund’s portfolio, redemptions of Fund shares or a combination of these or other factors.  The Manager will monitor the Fund’s total invested position and, when it exceeds 100% will take appropriate steps to reduce the Fund’s total invested position below 100%.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

The Fund may not:

1.
As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.
Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Fund’s Board of Directors has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)

3.	Issue senior securities, except as permitted under the Investment Company Act.

4.	Purchase securities of other investment companies, except as permitted under the Investment Company Act.

5.
Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.
Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts and futures contracts, including, without limitation, those relating to indices, securities or commodities, and options on such forward or futures contracts.

7.
Make loans to other persons; provided that the Fund may lend its portfolio securities to the extent permitted by the 1940 Act, and provided further that, for purposes of this restriction, investments in Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

8.	Borrow money, except to the extent permitted under the Investment Company Act (including, without limitation, borrowing to meet redemptions).

9.
Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary (i) in connection with borrowings mentioned in (10) above; (ii) in connection with writing covered put and call options, the purchase of securities on a when-issued or forward commitment basis, and collateral and initial or variation margin arrangements with respect to options, short sales, forward contracts, futures contracts, options on forward contracts and futures contracts; or (iii) otherwise as permitted under the Investment Company Act.

10.
Invest certain of the Fund’s assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities, except to the extent permitted under the Investment Company Act.

11.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

Additional investment restrictions adopted by the Directors of the Fund which may be changed by the Directors at their discretion, provide that the Fund may not:

12.	Make investments for the purpose of exercising control or management.

13.	Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

14.	Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Fund may, however, purchase or sell securities of entities which invest in such programs.

15.
Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market.  Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges.  Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

16.	Engage in arbitrage transactions.

PORTFOLIO HOLDINGS

The Board of Directors has adopted policies which the Board believes are in the best interests of shareholders to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  These policies include the following:

o
Public disclosure regarding the Fund’s complete portfolio holdings (“Portfolio Securities”) is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (the “Regulatory Reports”).  The Semi-Annual and Annual Reports are also available on the Fund’s website at http://www.caldwellorkin.com.  In addition, the Manager posts monthly reports on the Fund’s website as described in the Fund’s Prospectus.  Other than the C&O Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

o
Notwithstanding the foregoing, information regarding portfolio securities, and other information regarding the investment activities of the portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  In addition, the policy relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment adviser or to other service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all Fund shareholders.

o
Use of information regarding Portfolio Securities, and other information regarding the investment activities of the portfolios disclosed as described above is limited by conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential.

o
Any arrangements to disclose information about a Fund’s portfolio securities before public disclosure requires the approval of the Chief Compliance Officer (“CCO”).  In determining whether to approve such an arrangement, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Fund or its shareholders.

o
Neither the Manager nor the Fund (or any affiliated person, employee, officer, trustee or director of the Manager) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

Manager employees that are access persons under the Fund's and Manager's Codes of Ethics have access to portfolio holdings on a regular basis.  The Codes of Ethics prohibit use or dissemination of such information by such persons for unlawful purposes, including insider trading.  Compliance with the Codes of Ethics is monitored regularly and reports are provided quarterly to the Board of Directors.

Notwithstanding the foregoing, there is no guarantee that the Fund's policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.

CODE OF ETHICS

The Fund and the Manager have adopted a Code of Ethics that applies to their respective Officers, Directors and employees.  Although personnel subject to the Code of Ethics may invest in certain securities, Caldwell & Orkin has policies for personal trading that, among other things, prohibit insider trading.  With respect to equity securities that may be purchased or held by the Fund, the policies generally prohibit purchases, and permit sales only under certain conditions.  Generally, personal trades in equity securities require pre-clearance with the compliance officer.  The Fund has also adopted a Supplemental Code of Ethics that applies to the principal executive officers of the Fund.

PROXY VOTING POLICIES

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies related to its portfolio securities. Under the Proxy Voting Policy, the Fund has, subject to the oversight of the Board of Directors, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the Investment Company Act.  The Manager has adopted a Proxy Voting Policy which it is uses to vote proxies for its clients, including the Fund.

Copies of the Fund's and the Manager's Proxy Voting Policies are attached as Appendixes B and C.

The Fund’s proxy voting record is available without charge on the SEC’s website at http://www.sec.gov, and, upon request, by contacting the Fund at (800) 237-7073.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus.  Set forth below is further information about the Funds' management.

BOARD OF DIRECTORS

Caldwell & Orkin’s Board of Directors is responsible for the overall supervision of the operations of the Fund.  The Directors perform the various duties imposed on the directors of investment companies by the Investment Company Act, and also have the responsibilities imposed generally on directors of business corporations by General Corporation Law of Maryland.  Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

The Directors, in turn, elect the Officers of the Fund to actively supervise day-to-day operations.  The term “Officer” means the president, vice president, secretary, treasurer, controller or any other Officer who performs policy-making decisions.  The following chart lists the Directors and Officers of the Fund.  Each Director who is an “interested person” of the Fund, as defined by the Investment Company Act, is indicated by an asterisk.

The address for each person named in the table below is 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092-6541.

Caldwell & Orkin Market Opportunity Fund Board of Directors and Officers (as of July 31, 2009)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Frederick T. Blumer (50) Chairman	Since 1990	Mr. Blumer is Vice President of HUGHES Telematics, Inc., and was formerly the CEO of X-spand International, Inc.	One	None

David L. Eager (67) Director	Since 1992	Mr. Eager is a Partner at Eager, Davis & Holmes LLC, and was formerly Director for Product Development for Driehaus Capital Management and a Global Partner with William M. Mercer, Inc.	One	Veracity Mutual Fund

James L. Underwood (59)	Since 2006	Mr. Underwood is the President of Tarpley & Underwood, P.C. and Tarpley & Underwood Financial Advisors LLC.	One	None

INTERESTED DIRECTOR

Michael B. Orkin * (49) Director, President, Portfolio Manager	Since 1990
Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc., of which the Adviser is a wholly-owned subsidiary.  Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.

			One	None
OFFICERS WHO ARE NOT DIRECTORS

David R. Bockel (32) Secretary, Assistant Treasurer	Since 2006	Mr. Bockel is an Assistant Portfolio Manager for Caldwell & Orkin, Inc.	N/A	None

William C. Horne (51) Chief Compliance Officer & Treasurer	Since 2004 Since 2006	Mr. Horne is the Director of Client Services and Chief Compliance Officer of Caldwell & Orkin, Inc.	N/A	None

Board Committees.  The Board of Directors has established the following committees:

Audit Committee.  All of the independent directors are members of the Audit Committee, which oversees the Fund’s accounting and financial reporting policies, the independent audit of its financial statements, and reviews the fees charged by the auditors for audit and non-audit services.  Mr. Underwood is the chairman of the Audit Committee.  The Audit Committee held one meeting during the last fiscal year, and plans to meet regularly, at least once a year, going forward.  The Audit Committee also acts as the Fund’s Qualified Legal Compliance Committee (“QLCC”), which is responsible for receiving any reports of material violations of securities laws by any officer, director, employee or agent of the Fund, investigating those reports, and taking appropriate action.  The QLCC has not yet met.

Proxy Voting Committee. All of the independent directors are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand.  The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Adviser.  The Proxy Voting Committee has not yet met.

The Board of Directors has no nominating or compensation committee or any committee performing similar functions.

Ownership in Fund’s Affiliates.  None of the disinterested (independent) Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Directors’ Ownership in Fund Shares.  The following table shows each Director's beneficial ownership of shares of the Fund, which is the only series of shares of Caldwell & Orkin.  Information is provided as of December 31, 2008.

Director	Dollar Range of Equity Securities in the Fund
Frederick T. Blumer	Over $100,000
David L. Eager	$10,001 - $50,000
Michael B. Orkin	Over $100,000
James L. Underwood	$50,001 - $100,000

Director Compensation.  The Fund pays each Director who is not affiliated with the Manager an annual fee of $9,000 per year plus $2,500 for each in-person meeting attended and $1,500 for each other meeting attended.  The Fund pays the Independent Chairman an annual fee of $13,000 per year, plus $4,250 for each in-person meeting attended and $2,250 for each other meeting attended.  The Fund pays the Director serving as Chairman of the Audit Committee an additional annual fee of $2,500.  In addition, the Independent Director responsible for reviewing the Code of Ethics and Personal Trading Reports for each quarterly meeting is paid an additional fee of $250 per meeting.  The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting.  The Fund also reimburses Directors' actual out-of-pocket expenses relating to attendance at meetings.

During the fiscal year ended April 30, 2009, the Directors received the following compensation from the Fund:

Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Frederick T. Blumer	$27,250	$0	$0	$27,250
David L. Eager	$17,500	$0	$0	$17,500
James L. Underwood	$20,000	$0	$0	$20,000

With respect to the compensation information set forth in the above table, the Fund incurred aggregate Directors’ fees and expenses, net of accruals, of $64,931 in the fiscal year ended April 30, 2009.  Note that at the September 13, 2006 Board meeting, the Directors voted to decrease their annual fee by $2,000 per Director due to the lower asset base of the Fund, effective with the December 6, 2006 Board meeting.  At its March 12, 2008 Board meeting, the Board, noting that the Fund’s asset base had increased substantially since the September 13, 2006 meeting, voted to increase their annual fee by $2,000 to its previous level.  In addition, at its June 18, 2008 meeting, the Board voted to increase the annual fee of the Independent Director serving as Chairman of the Audit Committee by $2,500.

Effective June 1997, the Board of Directors agreed to receive their compensation entirely in shares of the Fund.  Accordingly, each Director who is not affiliated with the Manager receives shares of the Fund with a value equal to the cash compensation they would have otherwise received.  For example, if a Non-Chair Director is to receive $3,750 per meeting attended ($2,250 base fee plus $1,500 meeting fee), he receives $3,750 in shares of the Fund, with the net asset value of such shares being that which is next determined after the Board meeting is adjourned.  Although Directors would be subject to the 2% redemption fee if they redeem within six months, there are no other restrictions as to their ability to redeem or otherwise dispose of their shares.  Alternatively, Directors may elect to receive their compensation in cash, provided that they have committed to promptly purchase shares of the Fund for the amount of such compensation at the next determined net asset value after their order is received.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to “Management of the Fund” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager or its sole shareholder, Caldwell & Orkin, Inc. (“C&O”).  Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager or C&O.  Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security.  If purchases or sales of securities for the Funds or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Manager or C&O during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive Officer of the Manager is Michael B. Orkin, President.  Mr. Orkin is the sole shareholder of C&O, of which the Manager is a wholly-owned subsidiary.

Management Fee.  The Fund has entered into a Management Agreement, as amended (the “Management Agreement”), with the Manager.  As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

On an annual basis, the advisory fee is equal to the following for the Fund:  0.90% of average daily net assets up to $100 million; 0.80% of average daily net assets in excess of $100 million but not more than $200 million; 0.70% of average daily net assets in excess of $200 million but not more than $300 million; 0.60% of average daily net assets in excess of $300 million but not more than $500 million; 0.50% in excess of $500 million.

For the years ended April 30, 2009, 2008 and 2007, the Fund paid $1,894,550, $1,659,872 and $1,221,716 respectively, to the Manager pursuant to the Management Agreement.

Payment of Expenses.  The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager.  Notwithstanding the foregoing, the Management Agreement provides that the Fund’s Board of Directors is authorized to cause the Fund to pay such compensation to the chief compliance officer of the Company (the “CCO”) as the Board of Directors shall deem appropriate from time to time, whether or not the CCO is an affiliated person of the Manager.

The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.  Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services.  For shareholder accounts held through financial intermediaries, the Fund may, in some cases, pay these intermediaries for providing account maintenance services, including sub-transfer agency services.

In addition to the Management Agreement with the Manager, Caldwell & Orkin has entered into an agreement with C&O pursuant to which C&O has granted to Caldwell & Orkin and the Fund the right to use the name “Caldwell & Orkin” in their name.  C&O has reserved the right, however, upon 30 days written notice, to terminate the right to such use should the Manager no longer serve as Manager to the Fund or should the Management Agreement be terminated.  Under those circumstances, C&O has also reserved the right to grant the right to use the name “Caldwell & Orkin” to another investment company, business or other enterprise.

Duration and Termination.  Unless earlier terminated as described above, the Management Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party.  Such contract terminates automatically upon assignment and may be terminated without penalty on 14 days written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGER

Michael B. Orkin is responsible for the day-to-day portfolio management of the Fund.

OTHER ACCOUNTS MANAGED.  As of July 31, 2009, Mr. Orkin is responsible for the day-to-day portfolio management of separate accounts and one private investment partnership managed by C&O.

	Number of Other Registered Investment Companies Managed (assets in millions)	Number of Other Pooled Vehicles Managed (assets in millions)	Number of Other Accounts Managed (assets in millions)
Michael Orkin	0 ($0)	1 ($40.0)*	34 ($47.4, which includes $8.8 in the Market Opportunity Fund)

* As of July 31, 2009, the privately-offered pooled vehicle managed by C&O, the C&O Investment Partnership, L.P. (the “Partnership”), charges performance fees.  Therefore, the assets under management listed in this column are subject to performance fees.

POTENTIAL CONFLICTS OF INTEREST.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each, an “Account”).

Many of the Accounts managed by C&O and the Manager focus on the same or a similar investment discipline, so that the Accounts are managed in the same or a similar way and hold many of the same securities at the same time.  Nevertheless, the management of multiple Accounts may give rise to potential conflicts of interest to the extent the Accounts have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, as Mr. Orkin must allocate time and investment ideas across these different Accounts.   The management of multiple Accounts may also give rise to potential conflicts of interest as they will devote unequal time and attention to the management of different Accounts, either due to the differences among the Accounts listed above, or due to particular concerns or issues that may arise from time to time with one or more Accounts.

Because Accounts may have different objectives, strategies, benchmarks, time horizons, tax considerations, fees or client restrictions, there may be times when different Accounts hold different securities.  These conditions may give rise to potential conflicts of interest to the extent Mr. Orkin directs transactions for one Account that may adversely impact the value of securities held by another Account.  Securities selected for Accounts other than the Fund may outperform the securities selected for the Fund from time to time.

With respect to securities transactions for the Fund, C&O and the Manager generally determine the broker that executes each order, which determinations shall be made consistent with the duty to seek best execution of the transaction.  C&O and the Manager have adopted a policy that permits the aggregation of trades (each, a “bunched trade”) in the same security for the same Accounts on the same day.  In a bunched trade, each Account receives the same price, but different commission rates may apply to different Accounts owing either to the size of an Account’s position, the minimum ticket charges applied by the broker, or both.

Mr. Orkin generally does not trade securities in his personal accounts, and C&O, the Manager and the Fund have adopted a Code of Ethics that, among other things, generally prohibits personal trading by employees (including the portfolio managers) without pre-clearance by the CCO.  Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that the Code of Ethics will adequately address such conflicts.

In general, C&O and the Manager rarely invest Accounts in private placements, initial public offerings (IPOs) or similar limited investment opportunities.  To the extent that Mr. Orkin recommends a limited investment opportunity for multiple Accounts, such limited investment opportunities are generally allocated pro rata based on account size, available cash or any other method determined to be fair.

COMPENSATION.  Mr. Orkin is paid a fixed base salary, and is eligible to participate in C&O's 401(k) plan.  Mr. Orkin, as the principal and 100% owner of C&O, will receive all profits of C&O and the Manager after expenses are paid.  Accordingly, since profits are expected to increase as assets increase, Mr. Orkin is expected to receive increased profits through his ownership of C&O.

OWNERSHIP OF SECURITIES.  As of July 31, 2009, the dollar value of the shares of the Fund beneficially owned by Mr. Orkin is over $1,000,000.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board of Directors of the Fund, the Manager is responsible for the Fund's portfolio decisions, the placing of the Fund's portfolio transactions and the negotiation of the commissions to be paid on such transactions.  In selecting brokers to be used in portfolio transactions, the Manager’s primary guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) and the Management Agreement with the Fund, the Manager may cause the Fund to pay a broker that provides brokerage and research services an amount of brokerage commissions in excess of the amount that other brokers which do not provide such services might have charged for effecting the same transactions if the Manager determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either a particular transaction or the Manager’s overall responsibilities to accounts over which it exercises investment discretion.  In accordance with Section 28(e) and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody) as required by rule or regulation in connection with such transactions.

The research services described above may make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities and research firms.  These research services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund.  Similarly, such services received by the Manager on account of clients other than the Fund may also be useful to the Fund.  Although such information is a useful supplement to the Manager's own investment process in rendering services to the Fund, the management fees payable to the Manager by the Fund are not reduced by the cost or value of such services.  Where a research service has a mixed use, the Manager will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The transactions described above with respect to the receipt of brokerage and research services by the Manager from certain brokers are generally referred to in the fund industry as “soft dollar” transactions.  For several years the Fund’s Board of Directors has monitored the Manager’s soft dollar practices on a quarterly basis to ensure that they are in full compliance with applicable legal and regulatory requirements and are beneficial to the Fund.  On an annual basis the Board receives a detailed memorandum that analyzes the Manager’s soft dollar practices and details, among other things, cost allocations made by the Manager with respect to products and services that have a mixed used as described above.  On a quarterly basis the Board receives a “Commissions and Soft Dollar Usage Report” that details the commissions paid by the Fund, the research received by the Manager and the cost (to the extent known) of such research.  The Manager receives both proprietary research prepared internally by the brokers and research from independent or third party providers that is available through the brokers.  Brokers generally do not provide any information regarding the cost of proprietary research; it is simply included or bundled with execution services provided by them in effecting transactions for the Fund.  However, the cost of third party or independent research is not bundled and is easily determinable by reviewing, for example, the invoices provided by such providers to the broker.  During the fiscal years ended April 30, 2009, 2008 and 2007 the Manager received $938,697, $738,310 and $490,226, respectively, of third party research products and services, as expressed in actual invoice dollars paid.  After considering all relevant factors, the Board at this time believes that the soft dollar arrangements are beneficial to the Fund.  However, the Board will continue to monitor soft dollars on a regular basis in light of industry and regulatory developments and the specific facts and circumstances of the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.  When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market.  Finally, the Fund may invest in initial public offerings.

The Manager has, and the Fund’s Board of Directors regularly reviews, written brokerage allocation practices and trading policies and best execution evaluation procedures that govern its trading practices.  These policies are generally designed to minimize conflicts of interest, comply with applicable regulatory requirements, and ensure that Manager clients are treated fairly over time, subject to exceptions specifically set forth therein.  The Manager also has rules of conduct that, among other things, limit its employees’ interaction with brokers and their representatives in order to avoid impropriety.

For the fiscal years ended April 30, 2009, 2008 and 2007, the Fund paid $4,996,291, $4,438,325 and $2,194,479, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The net asset value (“NAV”) of the shares of the Fund is determined at the market close, generally 4:00 p.m., on each day during which The New York Stock Exchange is open for trading.  The New York Stock Exchange is not open on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The NAV will also be determined once daily on each day (other than a day during which no shares were tendered for redemption and no order to purchase or sell shares was received by the Fund) in which there is sufficient trading in the Fund’s portfolio of securities that the net asset value might be materially affected.  The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent.  Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price.  Valuations of fixed income securities are supplied by independent pricing services approved by Caldwell & Orkin's Board of Directors.  Money market securities with a remaining maturity of 60 days or less are valued on an amortized cost basis if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Directors determines that such valuation does not represent fair value.  Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of Caldwell & Orkin's Board of Directors.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund Shares, the Fund’s Distributor and the Fund's Distribution Agreement.  Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectus.

The Fund has entered into a Distribution Agreement with IFS Fund Distributors, Inc. (the “Distributor”).  The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund.

The Distribution Agreement will remain in effect from year to year but only so long as such continuance is approved at least annually by a vote of the Directors of Caldwell & Orkin or by vote of a majority of the outstanding voting securities of the Fund and of the Directors who, except for their positions as Directors of Caldwell & Orkin, are not “interested persons” of Caldwell & Orkin (as defined in the Investment Company Act).  In addition, either party may terminate the Distribution Agreement upon 120 days written notice and it terminates automatically if “assigned” (as defined in the Investment Company Act).  The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described under “Management of the Fund - Management Arrangement.”

PURCHASE OF SHARES

Reference is made to “How to Purchase Shares” in the Prospectus.  Set forth below is further information about the purchase of shares of the Fund.

The Distributor is also the principal underwriter of the Fund's shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the Financial Industry Regulatory Authority (“FINRA”) that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm's clients) and the account satisfies any applicable minimum purchase requirements below. See “Eligible Purchases of Fund Shares.”  FINRA firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application, which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at their next determined net asset value after receipt of the application form by the Distributor and receipt by the Fund's Custodian of the investment.  Dealers other than the Distributor have the responsibility for promptly transferring an investor's application and investment to the Fund and the Fund's Custodian.  Orders for the purchase of Fund shares placed through a dealer are executed at their next determined net asset value after receipt by the dealer.

The Board of Directors of Caldwell & Orkin has determined that it is in the best interest of the Fund to offer its shares, in lieu of cash payment, for securities approved by the Manager to be purchased by the Fund.  This will enable an investor to purchase shares of the Fund by exchanging securities owned by the investor for shares of the Fund.  The Directors believe that such a transaction can benefit the Fund by allowing it to acquire securities for its portfolio without paying brokerage commissions.  For the same reason, the transaction may also be beneficial to investors.  Securities will be exchanged for shares of any of the Funds all in the absolute discretion of the Manager.  Cash equivalent securities may be contributed to the Fund in accordance with the wishes of the investor and the consent of the Manager.  The exchange of securities in an investor's portfolio for shares of any of the Funds is treated for federal income tax purposes as a sale of such securities and the investor may, therefore, realize a taxable gain or loss.

The Fund shall not enter into such transactions, however, unless the securities to be exchanged for Fund shares are securities whose values are readily ascertainable and are readily marketable, comply with the investment policies of the Fund, are of the type and quality which would normally be purchased for the Fund's portfolio, are securities which the Fund would otherwise purchase, and are acquired for investment and not for immediate resale.  The value of the Fund's shares used to purchase portfolio securities as stated herein will be determined at such time as the Fund next determines its net asset value.  Such securities will be valued in accordance with the same procedure used in valuing the Fund's portfolio securities.  (See the “Fund Determination of Net Asset Value.”)  If you wish to acquire the Fund's shares in exchange for securities you should contact at the address or telephone number shown on the cover page of the Prospectus.  The Board of Directors of Caldwell & Orkin reserves the right to terminate this privilege at any time.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

REDEMPTION OF SHARES

GENERAL.  Shareholders may request redemption of their shares at any time by mail or telephone as provided below.  In order to discourage short-term trading and market timing, shareholders will be charged a 2% redemption fee upon the redemption of Fund shares where the redemption occurs within a six-month period following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund for the benefit of the Fund's remaining shareholders. The redemption fee will not be paid to the Fund's Manager.  In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed.  The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans.  The fee will apply to shares held through financial intermediaries (such as broker/dealer Omnibus accounts), IRA accounts and shares sold through a Systematic Withdrawal Plan, however.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares.  Note that your intermediary may charge additional or different fees for redeeming shares not described in the Prospectus.  Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading.

Payment will ordinarily be by check and mailed within three (3) business days of receipt of the proper notice of redemption, either by mail or telephone.  Payment may also be wired to the shareholder's account if the procedures set forth below are satisfied.  However, wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value.

REDEMPTION PRICE.  The redemption price is the net asset value next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the Securities and Exchange Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.  Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission.  Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board of Directors may deem advisable; however, payment will be made wholly in cash unless the Board of Directors believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund.  If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under “Determination of Net Asset Value” and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

The Fund will generally first sell any cash equivalent securities it holds to meet redemptions and, to the extent these proceeds are insufficient to meet redemptions, the Fund will sell other portfolio securities at the discretion of the Manager.  See “Redemption of Shares” in the Prospectus.

The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

INVESTMENT ACCOUNT.  Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction.  The quarterly statement will show the cumulative activity in the account since the beginning of the year.  After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTION.  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund.  Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution.  Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

MARKET TIMING ARRANGEMENTS

The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions.  The Board of Directors has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS.  The Fund intends to distribute all of its net investment income and net realized long- and short-term capital gains, if any, to its shareholders at least annually after the close of the Fund's fiscal year. See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund.  Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.  Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

TAXES

Tax Treatment at the Fund Level.  The Fund intends to elect, as it has done previously, to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  If it qualifies, the Fund will not be subject to federal income tax for its net ordinary income and net realized capital gains which it distributes to shareholders.

In order to preserve its tax status under Subchapter M of the Code, the Fund must comply with certain requirements.  If it fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus any undistributed amount from prior years.  The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Tax Treatment at the Shareholder Level.  Dividends and Capital Gains Distributions.  The following discussion on dividends and capital gains distributions pertains to non-tax-exempt investors.  Distributions from the Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the length of time you have owned the shares.  Also, qualifying dividends received by the Fund and distributed to shareholders are taxable at the same rate as long-term capital gains.  Dividends paid by the Fund from its ordinary income (other than qualifying dividends), and distributions of the Fund's net realized short-term capital gains, are taxable as ordinary income.  Ordinary income dividends may generally be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met.

Any capital gains or losses realized by the Fund that are derived from short sale activity will generally be considered short-term capital gains or losses for income tax purposes, regardless of how long the short position was maintained in the Fund's portfolio.

Certain options, futures contracts and options on futures contracts are "section 1256 contracts.”  Any gain or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Also, each section 1256 contract held by the Fund at the end of each taxable year are "mark-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

When income dividends or capital gains distributions are paid to shareholders, the Fund's net asset value per share is reduced automatically by the amount paid.  If the net asset value per share is reduced below your cost basis as a result, the distribution might still be taxable to you as ordinary income or capital gain (as the case may be), although in effect it represents a return of invested capital.  For this reason, you should generally avoid purchasing shares immediately prior to a distribution date.

Redemptions.  If you redeem Fund shares, you will generally realize a capital gain or loss equal to the difference between the redemption price and the adjusted cost basis of the shares redeemed.  If the redemption is in-kind, gain or loss will be measured by the difference between the fair market value of securities received and the adjusted cost basis of the shares redeemed.

Capital gains or losses generally will constitute short-term capital gains or losses if the shares redeemed were held for twelve months or less, and long-term capital gains or losses if the shares redeemed were held for more than twelve months.  If, however, shares of the Fund were redeemed within six months of their purchase, and if a long-term capital gain distribution was paid with respect to those shares during that six-month holding period, then any loss realized will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

Income dividends and capital gains distributions are taxable in the manner described above regardless of whether they are received in cash or automatically reinvested in additional shares. If the Fund pays a distribution in January which was declared in the previous October, November or December, then such dividend or distribution will be treated and will be taxable as if it were paid on December 31 of the year it was declared.  You will receive a Form 1099 annually detailing the amount and nature of income and capital gains to assist you in reporting the distributions on your federal income tax return.

Under certain provisions of the Code, some shareholders may be subject to 28% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding").  Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number.  When establishing an account, you must certify under penalty of perjury that the number is correct and that you are not otherwise subject to back-up withholding. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Fund that the shareholder is subject to backup withholding.

Dividends from ordinary income and distributions of net realized short-term capital gains paid to non-resident aliens and foreign entities might be subject to a 30% United States withholding tax under existing provisions of the Code, unless a reduced rate or exemptions apply under applicable treaty laws.  Non-resident aliens and foreign entities are urged to consult their own tax advisors about the applicability of the United States withholding tax.

Conclusion.  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations and is generally focused on the consequences to non-tax-exempt investors.  The Code and Treasury provisions are subject to change by legislative, judicial or administrative action.  For a full, updated discussion, consult the Code and applicable Treasury regulations.

The discussion above does not address any particular tax considerations you might have.  For example, dividends and capital gains distributions may also be subject to state and local taxes, and foreign investors may be subject to applicable foreign taxes.  You are urged to consult your tax advisors as to the particular tax consequences of the acquisition, ownership and disposition of shares of the Fund, including the application of state, local and foreign tax laws and possible future changes in federal tax laws.

GENERAL INFORMATION

DESCRIPTION OF SHARES.  Caldwell & Orkin Funds, Inc. was incorporated under Maryland law on August 15, 1989.  It has an authorized capital of 45,000,000 shares of Common Stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of Market Opportunity Fund common stock.  The Board of Directors has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of applicable Maryland law and the Investment Company Act.  In the event of liquidation, each share of Common Stock is entitled to a pro rata portion of the Fund's assets after payment of the Fund’s debts and expenses.  Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote.  In addition, Shareholders have the right to remove Directors.  The Fund does not intend to hold meetings of shareholders in any year in which applicable Maryland law does not require shareholders to act upon any of the following matters:  (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors.  Voting rights for Directors are not cumulative.  Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

INDEMNIFICATION OF OFFICERS AND DIRECTORS.  A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the Securities and Exchange Commission for the full text of these provisions.

PRINCIPAL SHAREHOLDERS.  As of July 31, 2009, the following entities were known by the Market Opportunity Fund to be record owners of five percent or more of the outstanding stock of the Market Opportunity Fund:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	6,477,509.419	34.10%

National Financial Services 200 Liberty Street New York, NY 10281	4,881,644.213	25.70%

Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	1,594,458.360	8.39%

Trust Company of Illinois 1901 Butterfield Road, Suite 1000 Downers Grove, IL 60515	1,188,108.770	6.26%

As of July 31, 2009, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own 1.90% of the outstanding shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.  Tait, Weller & Baker LLP, the principal address of which is 1818 Market Street, Suite 2400, Philadelphia, PA 19103-3638, has been selected as the independent registered public accounting firm of the Fund.  The independent registered public accounting firm is responsible for auditing the financial statements of the Fund.

CUSTODIAN.  J.P. Morgan Chase Bank, N.A., the principal address of which is 1111 Polaris Parkway, Suite 3J, Columbus, OH 43240, acts as Custodian of the Fund's assets.  The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest on the Fund's investments.

TRANSFER, REDEMPTION, AND DIVIDEND DISBURSING AGENT.  JPMorgan, the principal address of which is 303 Broadway, Suite 1100, Cincinnati, OH  45202, acts as the Fund's Transfer, Redemption and Dividend Disbursing Agent (the “Transfer Agent”).  The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the operating, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL.  Paul, Hastings, Janofsky & Walker LLP, the principal address of which is 600 Peachtree Street, N.E., Suite 2400, Atlanta, GA 30308, has been selected as counsel for the Fund.  Paul, Hastings, Janofsky & Walker LLP will pass on legal matters for the Fund in connection with the offering of its shares.  Paul, Hastings, Janofsky & Walker LLP also represents the Manager and would represent the Manager in the event of a dispute between the Manager and the Fund.

INDEPENDENT DIRECTOR COUNSEL.  Arnall Golden Gregory LLP, the principal address of which is 171 17th Street, NW, Suite 2100, Atlanta, GA  30363, has been selected by the Board of Directors as legal counsel to the Independent Directors of the Fund.  Arnall Golden Gregory LLP will advise the independent members of the Board on legal matters related to the Fund.  Arnall Golden Gregory LLP has no affiliation with the Manager or Caldwell & Orkin, Inc., and would represent the Fund in the event of a dispute between the Manager and the Fund.

DISTRIBUTOR.  IFS Fund Distributors, Inc., the principal address of which is 303 Broadway, Suite 1100, Cincinnati, OH  45202, is the Fund’s Distributor.  The Distributor is primarily responsible for the distribution of Fund shares.

REPORTS TO SHAREHOLDERS.  The Fund’s fiscal year ends on April 30 of each year.  The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information.  An Annual Report, containing financial statements audited by the Fund’s independent auditors, is sent to shareholders each year.

ADDITIONAL INFORMATION.  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.

AUTOMATED TELEPHONE ACCESS TO FUND INFORMATION.  The Fund’s current closing NAV is available 24 hours a day, 7 days a week from any touch-tone telephone by calling (800) 467-7903.  Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The financial statements of the Fund for the fiscal year ended April 30, 2009 were audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm, and are incorporated by reference from the Fund's 2009 Annual Report to Shareholders.  A copy of such report accompanies this Statement of Additional Information.  Additional copies are available, without charge, by calling the Fund at (800) 237-7073.

APPENDIX A

Ratings of Corporate Debt Obligations

The characteristics of debt obligations rated by Moody's are generally as follows:

Aaa - Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A - Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The characteristics of debt obligations rated by Standard & Poor's are generally as follows:

AAA - An insurer rated ‘AAA’ has EXTREMELY STRONG capacity to meet its financial commitments. ‘AAA’ is the highest Insurer Financial Enhancement Rating assigned by Standard & Poor’s.

AA - An insurer rated ‘AA’ has VERY STRONG capacity to meet its financial commitments. It differs from the highest-rated insurers only in small degree.

A - An insurer rated ‘A’ has STRONG capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than higher-rated insurers.

BBB - An insurer rated ‘BBB’ has ADEQUATE capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the insurer to meet its financial commitments.

Insurers rated ‘BB’, 'B', 'CCC', and 'CC' are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such insurers will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An insurer rated ‘BB’ is LESS VULNERABLE in the near term than other lower-rated insurers. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the insurer's inadequate capacity to meet its financial commitments.

B - An insurer rated ‘B’ is MORE VULNERABLE than the insurers rated 'BB', but the insurer currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the insurer's capacity or willingness to meet its financial commitments.

CCC - An insurer rated 'CCC' is CURRENTLY VULNERABLE, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An insurer rated 'CC' is CURRENTLY HIGHLY VULNERABLE.

Plus (+) or minus (-): Ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R - An insurer rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

N.R. - An issuer designated N.R. is not rated.

A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

Ratings of Commercial Paper

The Fund’s purchases of commercial paper are limited to those instruments rated A-1 or A-2 by Standard & Poor's or Prime- 1 or Prime-2 by Moody's – the highest commercial paper ratings assigned by the respective ratings services.  Descriptions of the ratings follow:

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

A commercial paper rating is not a recommendation to purchase, sell or hold a particular instrument, inasmuch as it does not comment as to market price or suitability for a particular investment.

APPENDIX B

THE CALDWELL & ORKIN FUNDS, INC.
FORM OF
PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940, as amended (the “Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that The Caldwell & Orkin Funds, Inc. (the “Company”) and its sole series of shares, the Caldwell & Orkin Market Opportunity Fund (the “Fund”), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Company and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Company and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.           Delegation to Fund’s Adviser

The Company’s Board of Directors (“Board”) believes that C&O Fund Advisers, Inc. (“C&O”), as the Fund’s investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, C&O is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and

(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent directors of the Board, must approve C&O’s Proxy Voting and Disclosure Policy (“C&O’s Voting Policy”) as it relates to the Fund.  The Board must also approve any material changes to C&O’s Voting Policy no later than six (6) months after adoption by C&O.

C.           Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder when a vote is cast  consistent with (a) a specific voting policy as set forth in C&O’s Voting Policy, provided such specific voting policy was approved by the Board; or (b) the decision of the Company’s Proxy Voting Committee (as defined below).

II.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with the Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy to its shareholders.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended, on Form N-PX, the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast is vote on the matter;

(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.	Recordkeeping

The Company shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding Fund’s securities;
(iii)	Records of votes cast on behalf of Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of C&O’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by C&O that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VI.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Company shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or C&O, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Company counsel at the expense of the Company if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Company’s records.  The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.	Other

This Policy may be amended, from time to time, as determined by the Board.

APPENDIX C

CALDWELL & ORKIN, INC.
C&O FUNDS ADVISOR, INC.

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Caldwell & Orkin, Inc. and C&O Funds Advisor, Inc. (collectively, “C&O”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how C&O has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that C&O complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Caldwell & Orkin Funds, Inc. (the “Fund”), its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

C&O believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  C&O is committed to voting corporate proxies in the manner that serves the best interests of their clients.

The following details C&O’s philosophy and practice regarding the voting of proxies.

A.	General

C&O believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement C&O’s proxy voting policies, C&O has developed the following procedures for voting proxies.

1.
C&O’s chief compliance officer (CCO) is responsible for overseeing these proxy voting procedures for client accounts (including, without limitation, the Fund) and designating C&O’s proxy voting manager (the “Proxy Manager”).  Upon receipt of a corporate proxy by C&O, the special or annual report and the proxy shall be submitted to the Proxy Manager.  The Proxy Manager will then vote the proxy in accordance with this policy.

Note: For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with C&O’s President.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of C&O’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in C&O’s files.

C.           Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President or the CCO shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

D.           Option to Vote or Not Vote

Notwithstanding anything to the contrary in this policy, in situations where the Proxy Manager, President or CCO determines that refraining from voting a proxy is in the client's best interest, such as when C&O has determined that the cost of voting the proxy exceeds the expected benefit to the client, C&O may determine not to vote a proxy.

III.	Voting Guidelines

While C&O’s policy is to review each proxy proposal on its individual merits, C&O has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.	Corporate Governance

1.	Election of Directors and Similar Matters

In an uncontested election, C&O will generally vote in favor of management’s proposed directors.  In a contested election, C&O will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, C&O will review any contested proposal on its merits.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

•	Eliminate cumulative voting; and
•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects generally to vote against proposals to:

•	Adopt the use of cumulative voting;
•	Change the size, manner of selection, and removal of the board, where the Portfolio Manager believes such changes would likely have anti-takeover effects; and
•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

2.	Audit Committee Approvals

C&O generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  C&O will generally vote to ratify the selection of auditors.

3.	Shareholder Rights

C&O may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, C&O expects generally to support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects generally to vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

4.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

C&O may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, C&O expects generally to support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope;

•	Require shareholder approval of “poison pills”; and
•	Opt-out of statutory provisions that permit a company to consider the non-financial effects of mergers and acquisitions.

And expects generally to vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

5.	Capital Structure Proposals

C&O will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.  C&O will generally support the following proposals, if the Proxy Manager has determined that the proposal has a legitimate business purpose and is otherwise in shareholders’ best interests:

•	Proposals to create new classes of common and preferred stock, unless they appear to the Proxy Manager be an anti-takeover measure; and
•	Proposals to eliminate preemptive rights.

B.           Compensation

1.           General

C&O generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, C&O generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  C&O may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, C&O generally expects to support proposals to:

•	Require shareholders approval of golden parachutes; and
•	Adopt golden parachutes that do not exceed three times the base compensation of the applicable executives.

And expects generally to vote against proposals to:

•	Adopt golden parachute plans that exceed three times base compensation; and
•	Adopt measures that appear to arbitrarily limit executive or employee benefits.

2.           Stock Option Plans

C&O evaluates proposed stock option plans and issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, C&O may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.  The Proxy Manager shall, with the assistance of C&O management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the “Criteria”), which Criteria shall be used to evaluate stock option plan proposals.

Given the controversial nature of stock-option grants in the current market environment as well as the numerous reports of “stock option backdating” that have generally been perceived negatively by investors, C&O will generally vote against stock option proposals, though the Adviser still retains the right to make an exception to vote in favor of such a proposal as circumstances may warrant in the Adviser’s discretion.

C.           Corporate Responsibility and Social Issues

C&O generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, C&O will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, C&O may vote against corporate responsibility and social issue proposals that C&O believes will have substantial adverse economic or other effects on a company, and C&O may vote for corporate responsibility and social issue proposals that C&O believes will have substantial positive economic or other effects on a company.

III.	Conflicts

In cases where C&O is aware of a conflict between the interests of a client and the interests of C&O or an affiliated person of C&O (e.g., a portfolio company is a client or an affiliate of a client of C&O), C&O will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that C&O does not receive instructions from the client within three business days of the notice, C&O may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

IV.	C&O Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires C&O to disclose in response to any client request how the client can obtain information from C&O on how its securities were voted.  C&O will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to C&O.  Upon receiving a written request from a client, C&O will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires C&O to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  C&O will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, C&O will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Recordkeeping

C&O shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(v)	A copy of this Policy;
(vi)	Proxy Statements received regarding client securities;
(vii)	Records of votes cast on behalf of clients;
(viii)	Any documents prepared by C&O that were material to making a decision how to vote, or that memorialized the basis for the decision;
(ix)	Records of client requests for proxy voting information, and
(x)
With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by C&O.  These records may be kept as part of C&O’s records.

C&O may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by C&O that are maintained with a third party such as a proxy voting service, provided that C&O has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

Adopted as of this 6th day of December, 2006

/s/ William C. Horne
William C. Horne
Chief Compliance Officer

PART C.  OTHER INFORMATION

Financial Statements

FINANCIAL STATEMENTS OF THE MARKET OPPORTUNITY FUND INCORPORATED BY REFERENCE IN PART B:

Annual Report to Shareholders for the fiscal year ended April 30, 2009:

Report of Independent Registered Public Accounting Firm

Schedule of Investments
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Statement of Cash Flows
Financial Highlights
Notes to Financial Statements

Item 23.  Exhibits:

Exhibit Number

A.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.

A.1.	Articles of Amendment, incorporated by reference from PEA No. 8 filed August 25, 1996.

B.	By-Laws of Registrant, incorporated by reference from Pre-effective Amendment No. 1 filed August 8, 1990.

C.	None.

D.1.	Management Agreement between the Market Opportunity Fund of Registrant and C & O Funds Advisor, Inc. dated August 20, 1992, incorporated by reference from PEA No. 3 filed August 21, 1992.

D.2.	Amendment No. 1 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated November 3, 2006, filed herewith.

D.3.	Amendment No. 2 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated December 10, 2008, filed herewith.

E.
Distribution Agreement (Underwriting Agreement) between Registrant and CW Fund Distributors, Inc. (now IFS Fund Distributors, Inc.), dated October 29, 1999, incorporated by reference from PEA No. 21 filed August 30, 2004.

F.	None.

G.1.	Custodian Agreement between and J.P. Morgan Chase Bank, N.A. dated September 5, 1990, incorporated by reference from PEA No. 2 filed December 24, 1990.

G.2.	First Amendment to Custodian Agreement between Registrant and J.P. Morgan Chase Bank, N.A., incorporated by reference from PEA No. 3 filed August 21, 1992.

G.3.
Agreement for Prime Brokerage Clearance Services between ABN AMRO, Inc. (formerly Furman Selz LLC) and Caldwell & Orkin, Inc., dated March 22, 1996, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.4.
Agreement for Prime Brokerage Clearance Services between Merrill Lynch Pierce Fenner and Smith, and Caldwell & Orkin, Inc., dated May 1, 1998, incorporated by reference from PEA No. 13 filed June 30, 1999.

G.5.
Form of Special Custody Account Agreement by and among Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Chase Bank, N.A. and Registrant, incorporated by reference from PEA No. 16 filed September 1, 1999.

G.6.	Special Custody Account Agreement dated February 14, 2000, by and among J.P. Morgan Chase Bank, N.A., Registrant and ING Barings LLC, incorporated by reference from PEA No. 17 filed August 29, 2000.

H.1.	Transfer Agency Agreement between Registrant and MGF Services Corp. (aka JPMorgan) dated March 3, 1995, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.2.	Agreement between Registrant and Caldwell & Orkin, Inc. dated August 20, 1992, incorporated by reference from PEA No. 2 filed June 25, 1992.

H.3.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.4.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.5.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.6	Power of Attorney appointing H. Eugene Caldwell and Michael B. Orkin (see Signature Page to this Amendment), incorporated by reference from PEA No. 6 filed August 29, 1994.

H.7	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 17 filed August 29, 2000.

H.8	Power of Attorney appointing Michael B. Orkin, incorporated by reference from PEA No. 24 filed August 29, 2006.

H.9.
Accounting Services Agreement dated February 2, 1998, by and between Caldwell & Orkin and Countrywide Fund Services, Inc. (now JPMorgan), as supplemented and amended by that certain Addendum to Accounting Services Agreement dated July 1, 2002, incorporated by reference from PEA No. 19 filed August 29, 2002.

I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J.1	Consent of Tait, Weller & Baker LLP, filed herewith.

J.2	Consent of Paul, Hastings, Janofsky & Walker LLP, filed herewith.

K.	None.

L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.	None.

N.	None.

O.	None.

P.	Amended Code of Ethics, dated March 31, 2006.

Item 24. Persons Controlled by or under Common Control with Registrant.

The Fund’s Manager, C & O Funds Advisor, Inc., a Georgia corporation, is a wholly-owned subsidiary of, and may be deemed to be controlled by, Caldwell & Orkin, Inc., which is also a Georgia corporation.

Item 25. Indemnification.

Section 2-418 of the Maryland General Corporation Law, Article VI of Registrant's Charter filed as Exhibit A and A.1., Article VII of Registrant's By-Laws filed as Exhibit B, and the Distribution Agreement filed as Exhibit E provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of Officers and Directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal,  administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful.  A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct.  Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract.  Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by  Section 2-418.  The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 9 of the Distribution Agreement filed as Exhibit E to this Registration Statement.  Section 9 of the Distribution Agreement provides that Registrant, subject to certain conditions and limitations, shall indemnify, defend and hold harmless the Underwriter, its Officers and directors and any person who controls the Underwriter within the meaning of the Securities Act of 1933 from and against any and all claims, demands, liabilities and expenses which they may incur under the Federal securities laws, the common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or any related Prospectus and/or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Reference is also made to Article IV of the Management Agreement, as amended, filed as Exhibit D to this Registration Statement.  Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement, as amended.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant.  The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful.  The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.  Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 26.  Business and Other Connections of Investment Advisor

None.

Item 27.  Principal Underwriters.

(a)  IFS Fund Distributors, Inc. (the  "Distributor") also acts as principal underwriter for other open-end investment companies: The Appleton Funds and the Navellier Performance Funds.

(b)  The following list sets forth the directors and executive officers of the Distributor.  Unless otherwise noted with an asterisk (*), the address of the persons named below is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Name	Position with Distributor	Position with Registrant
Jill T. McGruder	President and Director	None
Terrie A. Wiedenheft	Senior Vice President, Chief Financial Officer and Treasurer	None
Brian E. Hirsch	Senior Vice President	None
Richard Taulbee	Vice President	None
Joseph G. Melcher	Chief Compliance Officer	None
Rhonda S. Malone	Secretary	None

(c)  The following table sets forth the compensation received by the Distributor, directly or indirectly, during the Fund’s last fiscal year.  The compensation paid to the Distributor is an obligation of the Manager under the Distribution Agreement, and is paid by the Manager out of its resources..

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchase	Brokerage Commission	Other Compensation
IFS Fund Distributors	N/A	N/A	N/A	$6,000

Item 28.  Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act at its principal executive offices at 5185 Peachtree Parkway, Suite 370, Norcross, Georgia 30092, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, J. P. Morgan Chase Bank, N.A., 1111 Polaris Parkway, Suite 3J, Columbus, OH 43240, and Transfer Agent, JPMorgan, 303 Broadway, Suite 1100, Cincinnati, OH  45202.

Item 29.  Management Services.

None.

Item 30.  Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under 485(b) of the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross, and State of Georgia, on the 28th day of August, 2009.

THE CALDWELL & ORKIN FUNDS, INC.
(Registrant)

By:	/s/ Michael B. Orkin
Michael B. Orkin
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Michael B. Orkin	Director and President	August 28, 2009
Michael B. Orkin

/s/ William C. Horne	Treasurer	August 28, 2009
William C. Horne

/s/ Frederick T. Blumer*	Director and Chairman	August 28, 2009
Frederick T. Blumer

/s/ David L. Eager*	Director	August 28, 2009
David L. Eager

/s/ James L. Underwood*	Director	August 28, 2009
James L. Underwood

By: /s/ Michael B. Orkin	*Attorney-in-Fact	August 28, 2009
Michael B. Orkin

* Executed by Michael B. Orkin as Attorney-in-Fact

INDEX TO EXHIBITS

D.2.	Amendment No. 1 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated November 3, 2006.

D.3.	Amendment No. 2 to the Management Agreement between the Caldwell & Orkin Market Opportunity Fund, a series of the Registrant, and C & O Funds Advisor, Inc. dated December 10, 2008.

J.1	Consent of Tait, Weller & Baker LLP

J.2	Consent of Paul, Hastings, Janofsky & Walker LLP.